SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2007
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

300 High Street Hamilton, Ohio	45011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 7.01 Regulation FD Disclosure.
On December 14, 2007, First Financial Bancorp. released a letter to shareholders. A copy of the letter is attached as Exhibit 99.1.
First Financial Bancorp does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Exhibits.
          (c) Exhibit:
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
99.1 Letter to Shareholders dated December 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and Chief Financial Officer

Date: December 18, 2007

Form 8-K	First Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Letter to Shareholders dated December 14, 2007.